Supplement Dated August 4, 2015
To The Prospectus Dated April 27, 2015

JNL® Series Trust

Please note that the changes impact your variable annuity and/or variable life product(s).

Effective July 1, 2015, in the section entitled “Management of the Trust,” under “Management Fee” please delete the rows for the JNL/Ivy Asset Strategy Fund, the JNL/Mellon Capital S&P 500 Index Fund, the JNL/S&P 400 MidCap Index Fund, JNL/Mellon Capital Small Cap Index Fund, JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index fund and the JNL/Mellon Capital Utilities Sector Fund and replace them with the following:

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)	Aggregate Fee Paid to Adviser in Most Recent Fiscal year (Annual Rate Based on Average Net Assets of Each Fund)
JNL/Ivy Asset Strategy Fund	$0 to $1.5 billion $1.5 billion to $3 billion Over $3 billion	.85% .80% .75%	.84%
JNL/Mellon Capital S&P 500 Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion Over $3 billion	.28% .24% .23% .22%	.24%
JNL/Mellon Capital S&P 400 MidCap Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion Over $3 billion	.29% .24% .23% .22%	.25%
JNL/Mellon Capital Small Cap Index Fund	$0 to $500 million $500 million to $750 million $750 million to $3 billion Over $3 billion	.29% .24% .23% .22%	.25%
JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund	$0 to $1 billion $1 to $3 billion Over $3 billion	.325% .300% .290%	.32%
JNL/Mellon Capital Utilities Sector Fund	$0 to $50 million $50 million to $100 million $100 million to $750 million $750 million to $3 billion Over $3 billion	.34% .31% .28% .27% .26%	.34%

Effective July 31, 2015, in the section entitled “Additional Information About the Funds” for the JNL/Red Rocks Listed Private Equity Fund, under “The Sub-Adviser and Portfolio Management,” please delete the first two paragraphs and replace it with the following:

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the JNL/Red Rocks Listed Private Equity Fund is Red Rocks Capital LLC (“Red Rocks”) located at 25188 Genesee Trail Road, Suite 250, Golden, Colorado 80401.  Red Rocks is the creator, manager and owner of the Listed Private Equity Index, International Listed Private Equity Index and Global Listed Private Equity Index. Red Rocks also has extensive investment experience and has developed proprietary research on the universe of Listed Private Equity Companies and intends to select Listed Private Equity Companies for the Fund, and their respective weightings within the Fund, based upon a variety of criteria, including: valuation metrics and methodology, financial data, historical performance, management, concentration of underlying assets, liquidity and the need for diversification among underlying assets (i.e., industry sectors, geographic locations, stage of investment and vintage year).

On July 31, 2015, Red Rocks was acquired by ALPS Advisors, Inc. (“ALPS Advisors”).  Located in Denver, Colorado, ALPS Advisors is a wholly owned subsidiary of ALPS Holdings, Inc. (“ALPS Holdings”).  ALPS Holdings, through its affiliates, provides a wide range of fund services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services.  ALPS Holdings is a wholly owned subsidiary of DST Systems, Inc., a publicly traded company on the New York Stock Exchange.

This Supplement is dated August 4, 2015.

Supplement Dated August 4, 2015
To The Statement of Additional Information
Dated April 27, 2015

JNL® Series Trust

Please note that the changes impact your variable annuity and/or variable life product(s).

Effective July 1, 2015, on page 217, in the section entitled “Investment Adviser, Sub-Advisers and Other Service Providers,” under “Sub-Advisory Fees” please delete the row for JNL/Ivy Asset Strategy Fund and replace it with the following:

FUND	ASSETS	FEES
JNL/Ivy Asset Strategy Fund	Assets up to $1.5 billion: $0 to $500 million $500 to $1.5 billion When assets exceed $1.5 billion $0 to $1.5 billion $1.5 billion to $2.5 billion Amounts over $2.5 billion	.55% .47% .47% .43% .40%

Effective July 31, 2015, on page 198, in the section entitled “Investment Adviser, Sub-Advisers and Other Service Providers,” under “Red Rocks Capital LLC” please delete the first two paragraphs and replace with the following:

Red Rocks Capital LLC (“Red Rocks”) is the Sub-Adviser to the JNL/Red Rocks Listed Private Equity Fund, and is located at 25188 Genesee Trail Road, Suite 250, Golden, Colorado 80401.  Red Rocks is the creator, manager and owner of the Listed Private Equity Index, International Listed Private Equity Index and Global Listed Private Equity Index. Red Rocks also has extensive investment experience and has developed proprietary research on the universe of Listed Private Equity Companies and intends to select Listed Private Equity Companies for the Fund, and their respective weightings within the Fund, based upon a variety of criteria, including: valuation metrics and methodology, financial data, historical performance, management, concentration of underlying assets, liquidity and the need for diversification among underlying assets (i.e., industry sectors, geographic locations, stage of investment and vintage year).

On July 31, 2015, Red Rocks was acquired by ALPS Advisors, Inc. (“ALPS Advisors”).  Located in Denver, Colorado, ALPS Advisors is a wholly owned subsidiary of ALPS Holdings, Inc. (“ALPS Holdings”).  ALPS Holdings, through its affiliates, provides a wide range of fund services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services.  ALPS Holdings is a wholly owned subsidiary of DST Systems, Inc., a publicly traded company on the New York Stock Exchange.

This Supplement is dated August 4, 2015.

(To be used with V3180 04/15 and V3180PROXY 04/15.)
CMX15804 08/15